EXHIBIT 32.1
                                  CERTIFICATION

In connection with the Quarterly Report of CompuMed, Inc. (the Company) on Form 10-QSB for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, John G. McLaughlin, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-QSB for the fiscal quarter ended December 31, 2004 fully complies with the requirements of Section 13(a) or15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-QSB for the fiscal quarter ended December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Company.

          /s/  John  G.  McLaughlin
          -------------------------
          John  G.  McLaughlin
          President  and  Chief  Executive  Officer
          February  11,  2005